UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 3, 2010

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California (Address of principal executive offices)	94107 (Zip Code)

Registrant’s telephone number, including area code:   (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2010, the stockholders of FiberTower Corporation (the “Company”) approved the adoption of the FiberTower Corporation 2010 Stock Incentive Plan (the “New Plan”), which provides for the grant of incentive stock options and non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, phantom stock, and other stock or performance-based awards.  The New Plan will be administered by the Compensation Committee of the Company’s board of directors.  The maximum number of shares of common stock that may be issued under the New Plan is 6,500,000 shares, subject to adjustment as provided in the New Plan.  The Company’s board of directors approved the New Plan on April 21, 2010, subject to stockholder approval.  A copy of the New Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  Copies of the forms of restricted stock agreements under the New Plan are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

On June 3, 2010, the Company’s stockholders also approved an amendment to the FiberTower Corporation Amended and Restated Stock Incentive Plan (the “Old Plan”) that eliminated the provision that provides for annual increases in the number of shares authorized for issuance under the Old Plan.  The Company will continue to grant awards under the Old Plan, and the Old Plan will remain in place for purposes of governing current outstanding awards and any additional grants made pursuant to the Old Plan.  A copy of the amendment to the Old Plan is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01                     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	FiberTower Corporation 2010 Stock Incentive Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed on April 26, 2010).
10.2	Form of Restricted Stock Agreement under the FiberTower Corporation 2010 Stock Incentive Plan (Time-Vesting)
10.3	Form of Restricted Stock Agreement under the FiberTower Corporation 2010 Stock Incentive Plan (Performance-Vesting)
10.4

Amendment to the FiberTower Corporation Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix C to the Company’s definitive proxy statement on Schedule 14A filed on April 26, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: June 3, 2010	By:	/s/ Thomas A. Scott
Name: Thomas A. Scott
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	FiberTower Corporation 2010 Stock Incentive Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed on April 26, 2010).
10.2	Form of Restricted Stock Agreement under the FiberTower Corporation 2010 Stock Incentive Plan (Time-Vesting)
10.3	Form of Restricted Stock Agreement under the FiberTower Corporation 2010 Stock Incentive Plan (Performance-Vesting)
10.4

Amendment to the FiberTower Corporation Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix C to the Company’s definitive proxy statement on Schedule 14A filed on April 26, 2010).